ACQUISITIONS (Schedule of Estimated Fair Values of Assets Acquired in Business Acquisition) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 18, 2013
Business Acquisition [Line Items]
Goodwill	$ 17,467	$ 17,748	$ 13,094
Hayes [Member]
Business Acquisition [Line Items]
Net assets (including cash of $337)				733
Deferred revenues				(366)
Intangible assets				4,384
Goodwill				4,547
Total purchase price				9,298
Cash acquired from entity				$ 337